Exhibit 99.3

                                                             Last Updated 5/2/03

                        Pinnacle West Capital Corporation

                       Consolidated Statistics By Quarter
                                      2003


                                                                                                                       INCREASE
                                                                                                                      (DECREASE)
                                                                                                             YEAR-TO-      VS
Line                                                                 1ST QTR   2ND QTR   3RD QTR   4TH QTR     DATE    PRIOR YTD
                                                                     --------  --------  --------  --------  --------  ---------
     EARNINGS CONTRIBUTION
          BY SUBSIDIARY ($ MILLIONS)

1        Arizona Public Service                                      $     16                                $     16  $    (16)
2        Pinnacle West Energy                                               5                                       5         4
3        APS Energy Services                                                8                                       8         6
4        SunCor                                                             1                                       1        --
5        El Dorado                                                          3                                       3         3
6        Parent Company                                                   (13)                                    (13)      (30)
                                                                     --------  --------  --------  --------  --------  --------

7            Income From Continuing Operations                             20                                      20       (33)

         Income From Discontinued Operations -
8           Net of Tax                                                      5                                       5         4
                                                                     --------  --------  --------  --------  --------  --------

9            Net Income                                              $     25                                    $ 25     $ (29)
                                                                     ========  ========  ========  ========  ========  ========
     EARNINGS PER SHARE
          BY SUBSIDIARY - DILUTED

10       Arizona Public Service                                      $   0.17                                $   0.17   $ (0.20)
11       Pinnacle West Energy                                            0.06                                    0.06      0.05
12       APS Energy Services                                             0.08                                    0.08      0.05
13       SunCor                                                          0.01                                    0.01     (0.01)
14       El Dorado                                                       0.03                                    0.03      0.03
15       Parent Company                                                 (0.13)                                  (0.13)    (0.33)
                                                                     --------  --------  --------  --------  --------  --------

16           Income From Continuing Operations                           0.22                                    0.22     (0.41)

         Income From Discontinued Operations -
17          Net of Tax                                                   0.06                                    0.06      0.06
                                                                     --------  --------  --------  --------  --------  --------

18           Net Income                                              $   0.28                                $   0.28  $  (0.35)
                                                                     ========  ========  ========  ========  ========  ========

19   BOOK VALUE PER SHARE                                            $  29.39                                $  29.39     (0.67)

     COMMON SHARES OUTSTANDING -
          DILUTED (THOUSANDS)
20       Average                                                       91,359                                  91,359     6,475
21       End of Period                                                 91,257                                  91,257     6,468

See Glossary of Terms.

                                                             Last Updated 5/2/03

                        Pinnacle West Capital Corporation

                       Consolidated Statistics By Quarter
                                      2003

                                                                                                                           INCREASE
                                                                                                                          (DECREASE)
                                                                                                                YEAR-TO-      VS
Line                                                             1ST QTR     2ND QTR     3RD QTR     4TH QTR      DATE     PRIOR YTD
                                                                 --------    --------    --------    --------   --------   --------
     ELECTRIC OPERATING REVENUES
         (DOLLARS IN  MILLIONS)
     REGULATED ELECTRICITY SEGMENT
         Retail
22           Residential                                         $    168                                       $    168         (3)
23           Business                                                 196                                            196          1
                                                                 --------    --------    --------    --------   --------   --------
24               Total retail                                         364                                            364         (2)
         Wholesale revenue on delivered electricity
25           Traditional contracts                                      3                                              3          1
26           Retail load hedge management                               5                                              5          3
27       Transmission for others                                        6                                              6         --
28       Other miscellaneous services                                   7                                              7          3
                                                                 --------    --------    --------    --------   --------   --------
29               Total regulated electricity                          385                                            385          5
                                                                 --------    --------    --------    --------   --------   --------
     MARKETING  AND TRADING SEGMENT
         Delivered marketing and trading
30           Generation sales other than native load                   44                                             44         36
31           Realized margins on electricity trading                    5                                              5        (22)
32           Other delivered electricity (a)                          122                                            122         88
                                                                 --------    --------    --------    --------   --------   --------
33           Total delivered marketing and trading                    171                                            171        102
                                                                 --------    --------    --------    --------   --------   --------
     OTHER MARKETING AND TRADING
         Realized margins on delivered commodities
34          other than electricity (a)                                 (2)                                            (2)        (6)
         Prior period mark-to-market (gains) losses on
35          contracts delivered during current period (a)              (3)                                            (3)        19
36       Change in mark-to-market for future-period deliveries         (3)                                            (3)       (28)
                                                                 --------    --------    --------    --------   --------   --------
37       Total other marketing and trading                             (8)                                            (8)       (15)
                                                                 --------    --------    --------    --------   --------   --------
38   Total marketing and trading                                      163                                            163         87
                                                                 --------    --------    --------    --------   --------   --------
39   Total electric operating revenues                           $    548                                       $    548   $     92
                                                                 ========    ========    ========    ========   ========   ========
     ELECTRIC SALES (GWH)

     REGULATED ELECTRICITY SEGMENT
         Retail sales
40           Residential                                            2,104                                          2,104        (37)
41           Business                                               2,849                                          2,849         78
                                                                 --------    --------    --------    --------   --------   --------
42               Total retail                                       4,953                                          4,953         41
         Wholesale electricity delivered
43           Traditional contracts                                    130                                            130         59
44           Retail load hedge management                             109                                            109        (49)
                                                                 --------    --------    --------    --------   --------   --------
45               Total regulated electricity                        5,192                                          5,192         51
                                                                 --------    --------    --------    --------   --------   --------
     MARKETING AND TRADING SEGMENT
         Delivered marketing and trading
46           Generation sales other than native load                  992                                            992        616
47           Electricity trading                                    3,910                                          3,910        801
48           Other delivered electricity                            2,470                                          2,470      1,743
                                                                 --------    --------    --------    --------   --------   --------
49           Total delivered marketing and trading                  7,372                                          7,372      3,160
                                                                 --------    --------    --------    --------   --------   --------
50   Total electric sales                                          12,564                                         12,564      3,211
                                                                 ========    ========    ========    ========   ========   ========

----------
(a) The net effect on net electric operating revenues from realization of prior-period mark-to-market included in line 39 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not revenue recognition. The arithmetic opposites of amounts included in line 35 are included in lines 31 and 34. For example, line 35 shows that a prior-period mark-to-market gain of $3 million was transferred to "realized" for the first quarter of 2003. Lines 31 and 34 include amounts totaling $3 million of realized revenues for the first quarter of 2003.

See Glossary of Terms.

                                                             Last Updated 5/2/03

                        Pinnacle West Capital Corporation

                       Consolidated Statistics By Quarter
                                      2003

                                                                                                                           INCREASE
                                                                                                                          (DECREASE)
                                                                                                               YEAR-TO-      VS
Line                                                             1ST QTR     2ND QTR     3RD QTR    4TH QTR      DATE     PRIOR YTD
                                                                 --------    --------    --------   --------   --------    --------
     MARKETING AND TRADING SEGMENT
          PRETAX GROSS MARGIN ANALYSIS
         (DOLLARS IN MILLIONS)

     REALIZED AND MARK-TO-MARKET COMPONENTS
     Current Period Effects
         Realized margin on delivered commodities
             Electricity
51               Generation sales other than native load         $      3                                      $      3    $      1
52               Other electricity marketing and trading (a)           24                                            24          (9)
                                                                 --------    --------    --------   --------   --------    --------
53               Total electricity                                     27                                            27          (8)
54           Other commodities (a)                                     (2)                                           (2)         (6)
                                                                 --------    --------    --------   --------   --------    --------
55           Total realized margin                                     25                                            25         (14)
                                                                 --------    --------    --------   --------   --------    --------
         Prior-period mark-to-market (gains) losses on
            contracts delivered during current period
56           Electricity (a)                                           (5)                                           (5)         11
57           Other commodities (a)                                      2                                             2           8
58           Charge related to trading activities with
                Enron and its affiliates                               --                                            --          --
                                                                 --------    --------    --------   --------   --------    --------
59           Subtotal                                                  (3)                                           (3)         19
                                                                 --------    --------    --------   --------   --------    --------
60       Total current period effects (b)                              22                                            22           5
                                                                 --------    --------    --------   --------   --------    --------
     Change in mark-to-market gains (losses) for
        future period deliveries (b)
61       Electricity                                                   (6)                                           (6)        (31)
62       Other commodities                                              3                                             3           5
                                                                 --------    --------    --------   --------   --------    --------
63       Total future period effects                                   (3)                                           (3)        (26)
                                                                 --------    --------    --------   --------   --------    --------
64   Total gross margin                                          $     19                                      $     19    $    (21)
                                                                 ========    ========    ========   ========   ========    ========

FUTURE MARKETING AND TRADING MARK-TO-MARKET REALIZATION

As of March 31, 2003, Pinnacle West had accumulated mark-to-market net gains of $35 million related to our power marketing and trading activities. We estimate that these gains will be reclassified to realized gains as the underlying commodities are delivered, as follows: remainder of 2003, $2 million; 2004, $10 million; 2005, $10 million; 2006 and thereafter, $13 million.

----------
(a) The net effect on pretax gross margin from realization of prior-period mark-to-market included in line 60 and in line 64 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 56 are included in line 52. The opposites of amounts included in line 57 are included in line 54. For example, line 56 shows that a prior-period mark-to-market gain of $5 million was transferred to "realized" for the first quarter of 2003. A $5 million realized gain is included in the $24 million on line 52 for the first quarter of 2003.

(b) Quarterly amounts do not total to the annual amounts because of intra-year mark-to-market eliminations.

See Glossary of Terms.

                                                             Last Updated 5/2/03

                        Pinnacle West Capital Corporation

                       Consolidated Statistics By Quarter
                                      2003

                                                                                                                           INCREASE
                                                                                                                          (DECREASE)
                                                                                                               YEAR-TO-      VS
Line                                                             1ST QTR     2ND QTR     3RD QTR    4TH QTR      DATE     PRIOR YTD
                                                                 --------    --------    --------   --------   --------   ---------
     MARKETING AND TRADING SEGMENT
          PRETAX GROSS MARGIN ANALYSIS (CONTINUED)
         (DOLLARS IN  MILLIONS)

     BY COMMODITY SOLD OR TRADED

65   Electricity                                                 $     17                                      $     17         (28)
66   Natural gas                                                        2                                             2           7
67   Coal                                                              (1)                                           (1)         --
68   Emission allowances                                               --                                            --          (1)
69   Other                                                              1                                             1           1
                                                                 --------    --------    --------   --------   --------    --------
70       Total gross margin                                      $     19                                      $     19    $    (21)
                                                                 ========    ========    ========   ========   ========    ========
     BY PINNACLE WEST ENTITY

     Parent company marketing and trading division
71       Generation sales other than native load                 $     (2)                                     $     (2)         (3)
72       Other marketing and trading                                    4                                             4         (30)
     APS
73       Generation sales other than native load                        6                                             6           5
74       Other marketing and trading                                   --                                            --          --
     Pinnacle West Energy
75       Generation sales other than native load                       (1)                                           (1)         (1)
76       Other marketing and trading                                   --                                            --          --
     APS ES
77       Other marketing and trading                                   12                                            12           8
                                                                 --------    --------    --------   --------   --------    --------
78   Total gross margin before income taxes                      $     19                                      $     19    $    (21)
                                                                 ========    ========    ========   ========   ========    ========

See Glossary of Terms.

                                                             Last Updated 5/2/03

                        Pinnacle West Capital Corporation

                       Consolidated Statistics By Quarter
                                      2003

                                                                                                                           INCREASE
                                                                                                                          (DECREASE)
                                                                                                               YEAR-TO-      VS
Line                                                             1ST QTR     2ND QTR     3RD QTR    4TH QTR      DATE     PRIOR YTD
                                                                 --------    --------    --------   --------   --------   ---------
     AVERAGE ELECTRIC CUSTOMERS

     Retail customers
79       Residential                                              827,937                                       827,937     26,937
80       Business                                                 101,999                                       101,999      2,664
                                                                 --------    --------    --------   --------   --------    --------
81           Total                                                929,936                                       929,936     29,601
82   Wholesale customers                                               65                                            65         (2)
                                                                 --------    --------    --------   --------   --------    --------
83           Total customers                                      930,001                                       930,001     29,599
                                                                 ========    ========    ========   ========   ========    ========

84   Customer Growth (% over prior year)                              3.3%

     RETAIL SALES (GWH) -
        WEATHER NORMALIZED

85   Residential                                                    2,235                                         2,235         73
86   Business                                                       2,880                                         2,880        106
                                                                 --------    --------    --------   --------   --------    --------
87           Total                                                  5,115                                         5,115        179
                                                                 ========    ========    ========   ========   ========    ========
     RETAIL USAGE
         (KWH/AVERAGE CUSTOMER)

88   Residential                                                    2,541                                         2,541       (132)
89   Business                                                      27,927                                        27,927         31

     RETAIL USAGE -
          WEATHER NORMALIZED
         (KWH/AVERAGE CUSTOMER)

90   Residential                                                    2,700                                         2,700          1
91   Business                                                      28,236                                        28,236        310

     ELECTRICITY DEMAND (MW)

92   System peak demand                                             3,569                                         3,569       (352)

See Glossary of Terms.

                                                             Last Updated 5/2/03

                        Pinnacle West Capital Corporation

                       Consolidated Statistics By Quarter
                                      2003

                                                                                                                           INCREASE
                                                                                                                          (DECREASE)
                                                                                                               YEAR-TO-      VS
Line                                                             1ST QTR     2ND QTR     3RD QTR    4TH QTR      DATE     PRIOR YTD
                                                                 --------    --------    --------   --------   --------   ---------
     ENERGY SOURCES (GWH)

     Generation production
93       Nuclear                                                    2,306                                         2,306         49
94       Coal                                                       2,770                                         2,770       (120)
95       Gas, oil and other                                         1,288                                         1,288        951
                                                                 --------    --------   --------    --------   --------   --------
96           Total                                                  6,364                                         6,364        880
                                                                 --------    --------   --------    --------   --------   --------
     Purchased power
97       Firm load                                                    (15)                                          (15)       (85)
98       Marketing and trading                                      6,489                                         6,489      2,496
                                                                 --------    --------   --------    --------   --------   --------
99           Total                                                  6,474                                         6,474      2,411
                                                                 --------    --------   --------    --------   --------   --------
100          Total energy sources                                  12,838                                        12,838      3,291
                                                                 ========    ========   ========    ========   ========   ========
     POWER PLANT PERFORMANCE

     Capacity Factors
101      Nuclear                                                       98%                                          98%          2%
102      Coal                                                          75%                                           75%        (3)%
103      Gas, oil and other                                            26%                                           26%        14%
104      System average                                                58%                                           58%        (4)%

     Generation Capacity Out of Service and Replaced for
     Native Load (average MW/day)
105      Nuclear                                                       31                                            31        (31)
106      Coal                                                         247                                           247         63
107      Gas                                                          189                                           189        177
                                                                 --------    --------   --------    --------   --------   --------
108          Total                                                    467                                           467          209

109  Generation Fuel Cost ($/MWh)                                $  15.89                                      $  15.89   $   4.32

See Glossary of Terms.

                                                             Last Updated 5/2/03

                        Pinnacle West Capital Corporation

                       Consolidated Statistics By Quarter
                                      2003

                                                                                                                           INCREASE
                                                                                                                          (DECREASE)
                                                                                                               YEAR-TO-      VS
Line                                                             1ST QTR     2ND QTR     3RD QTR    4TH QTR      DATE     PRIOR YTD
                                                                 --------    --------    --------   --------   --------   ---------
     ENERGY MARKET INDICATORS (a)

     Electricity Average Daily Spot Prices ($/MWh)
         On-Peak
110          Palo Verde                                          $  49.66                                      $  49.66   $  22.80
111          SP15                                                $  54.35                                      $  54.35   $  25.89
         Off-Peak
112          Palo Verde                                          $  36.09                                      $  36.09   $  13.92
113          SP15                                                $  39.70                                      $  39.70   $  16.94

     WEATHER INDICATORS

     Actual
114      Cooling degree-days                                           76                                            76        (13)
115      Heating degree-days                                          349                                           349       (123)
116      Average humidity                                              44%                                           44%        16%
     10-Year Averages
117      Cooling degree-days                                           77                                            77         --
118      Heating degree-days                                          546                                           546         --
119      Average humidity                                              45%                                           45%         0%

     ECONOMIC INDICATORS

     Building Permits -- Metro Phoenix (b) (d)
120      Single-family                                              4,928                                         4,928        167
121      Multi-family                                                 226                                           226       (455)
                                                                 --------    --------   --------    --------   --------   --------
122          Total                                                  5,154                                         5,154       (288)
                                                                 ========    ========   ========    ========   ========   ========
     Arizona Job Growth (c) (d)
123      Payroll job growth (% over prior year)                       1.1%                                          1.1%       1.9%
124      Unemployment rate (%, seasonally adjusted)                   5.6%                                          5.6%      (0.6)%

----------
Sources:
(a) This price is an average of daily prices obtained and used with permission from Dow Jones & Company, Inc.
(b)  Arizona Real Estate Center, Arizona State University College of Business
(c)  Arizona Department of Economic Security
(d) The economic indicators reflect three month and twelve month ended February 2002 and February 2003.

See Glossary of Terms.